Exhibit 5.0

[ATTORNEY LETTERHEAD]

[DATE]

iVoiceIdeas, Inc.

Arboretum Great Hills

9600 Great Hills Trail

Austin, TX  78759

RE:

iVoiceIdeas, Inc.

Registration Statement 333-

; 10,000,000 Shares of Common Stock

Ladies and Gentlemen:

We have acted as counsel to iVoiceIdeas, Inc., a Nevada corporation (the “Company”) in connection with the Company's Registration Statement on Form S-1 as filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933 (the “Act”) (the “Registration Statement”), which relates to the registration of 10,000,000 shares of common stock (the “Registered Securities”).  This opinion is being furnished in connection with the requirements of Item 601(b)(5) of Regulation S-K under the Act, and no other opinions are expressed herein nor should they be inferred as to any matter pertaining to the contents of the Registration Statement or related Prospectus of the Company (the “Prospectus”), other than as expressly stated herein with respect to the issuance of the Registered Securities.

We have examined originals or copies, certified of otherwise identified to our satisfaction, of: (i) the Registration Statement; (ii) the Prospectus included in the Registration Statement; and (iii) such corporate documents and records of the Company and such other instruments, certificates and documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed.  In such examinations, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents, submitted to us as copies or drafts of documents to be executed, the genuineness of all signatures and the legal competence or capacity of persons or entities to complete the execution of documents.  As to various questions of fact which are material to the opinions hereinafter expressed, we have relied upon statements or certificates of public officials, directors of the Company and others as to factual matters without having independently verified such factual matters.

We have further assumed for the purposes of this opinion, without investigation, that (i) all documents contemplated by the Prospectus to be executed in connection with the Registered Securities have been duly authorized, executed and delivered by each of the parties thereto other than the Company, and (ii) the terms of the offering of Registered Securities comply in all respects with the terms, conditions and restrictions set forth in the Prospectus and all of the

Re: iVoiceIdeas, Inc.

[DATE]

instruments, agreements and other documents relating thereto or executed in connection therewith.

Based upon and subject to the foregoing, and having regard to such other legal considerations which we deem relevant, we are of the opinion that as of the date hereof, the Registered Securities have been duly authorized by all necessary corporate action of the Company, and are validly issued, and are fully paid and non-assessable.

This opinion is limited to the laws of the State of Nevada and the Federal laws of the United States as currently in effect, and we render no opinion as to the laws of any other state or foreign jurisdiction.  This opinion is given as of the effective date of the Registration Statement, and we assume no obligation to update or supplement the opinions contained herein to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Sincerely,

[SIGNATURE]